Exhibit 99.7

Third-Party Due Diligence Review – Narrative Report

THIRD-PARTY DUE DILIGENCE REVIEW

NARRATIVE REPORT

Figure Lending Corporation – Non-Agency HELOC Loan Sample

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

I. Overview

Visionet Systems, Inc. (“Visionet” or the “Company”) was engaged to perform a third-party due diligence review (the “Review”) of a population of non-agency mortgage loans originated by Figure Lending Corporation (“Figure” or the “Originator”) and acquired by the Client. The Review was conducted during Aug 2026 and encompassed a sample of 177 loans with an aggregate original principal balance of $26,254,054.27 (the “Sample” or the “Population”).

The Review was performed in accordance with criteria established by Nationally Recognized Statistical Rating Organizations (“NRSROs”). For each loan in the Sample, Visionet performed: (i) a credit re-underwrite against the applicable Client and Originator guidelines; (ii) a regulatory compliance review utilizing Compliance Ease®, pursuant to which all required tests for compliance with the Truth in Lending Act (“TILA”) and the TILA-RESPA Integrated Disclosure (“TRID”) requirements returned compliant results, with risk-indicator outputs within acceptable parameters; and (iii) a comparison of loan-level data provided on the Client’s data tape against the supporting documentation contained in the loan file, to assess data integrity and completeness.

II. Review Scope and Methodology

A. Credit Guideline Review

Visionet’ s credit review methodology was designed to evaluate each loan’s adherence to Figure’s published underwriting guidelines using data and documentation provided by the Client. The review was performed within the agreed-upon scope of the engagement and relied upon vendor-supplied information rather than independent verification of underlying borrower records. Visionet’s due diligence review methodology has been reviewed by DBRS Morningstar, S&P Global Ratings, and Moody’s Investors Service, each of which permits Visionet to assign due diligence event grades under its respective ratings methodology.

The credit guideline review was designed to confirm, using data received from the Client that each borrower’s credit and property attributes conformed to Figure’s guideline requirements. Procedures performed included the following:

1.	FICO/LTV/Lien Position/Occupancy Matrix Adherence – Confirmation that each loan’s credit score, loan-to-value ratio, lien position, and occupancy type conformed to the applicable guideline matrix.

2.

Income, Debt, and Debt-to-Income (DTI) Calculation – Qualifying income was recalculated using source data obtained from PointServ and Truv (paystubs and tax transcripts) and Plaid (bank statement deposits and asset depletion). Liabilities were recalculated using data derived from the Client’s data extract. The recalculated income and liabilities were used to confirm the loan’s eligibility under the applicable credit guidelines, and the DTI was recalculated using the validated income and debt information to confirm compliance with the applicable guideline thresholds. Income documentation was independently validated against the source data obtained from PointServ, Truv, and Plaid.

3.

Credit Report Data Review – Credit report data provided by the Client was reviewed for consistency with applicable guideline and matrix requirements, including mortgage late payments, collection accounts, aggregate credit inquiries, bankruptcies, and foreclosures. Credit score was evaluated to confirm the maximum loan amount permitted under the applicable guidelines.

4.

Lien Position and Title Review – Lien position (first or junior) was confirmed through review of title data, or, where unavailable, through data provided by the Client. Lien balances were independently recalculated in conjunction with Figure’s decision algorithms.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

5.	Valuation (AVM) Review – AVM output data was reviewed to confirm compliance with Figure’s published valuation criteria, as further described in Section II.C below.

6.

Closing Document Review – Security instruments and the Note/HELOC Agreement were reviewed to confirm that each loan closed in accordance with its approval terms and that all required signatures were obtained.

B. Compliance Review

For purposes of this Review, “Compliance Review” refers to Visionet’ s assessment of each loan’s compliance, to the extent determinable and subject to the exclusions noted below, with the applicable federal, state, and local regulatory requirements described below, each as amended, restated, and/or replaced from time to time.

1.

Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, including §1026.6, §1026.15, and §1026.40, addressing the right of rescission, including the timeliness, form, accuracy, and completeness of rescission notices, and the required three-business-day rescission period, as well as any material disclosure violation on a rescindable loan giving rise to rescission rights under TILA (including the annual percentage rate, finance charge, amount financed, total of payments, payment schedule, and applicable HOEPA disclosures).

2.

High-Cost Mortgage provisions under Regulation Z §§1026.31, 1026.32, and 1026.33, including the points-and-fees threshold test, the APR threshold test, the prepayment penalty test, and compliance with applicable disclosure requirements, term limitations, and prohibited acts or practices.

3.

Other applicable provisions, including: (a) Texas Constitution Article XVI, §50(a)(6) disclosure and prohibition requirements and associated regulations; (b) federal, state, county, and municipal predatory-lending statutes and ordinances applicable to “high-cost,” “covered,” “higher-priced,” “home,” or similarly designated mortgage loans; and (c) federal and state-specific late-charge and prepayment-penalty disclosure requirements applicable to loans classified as consumer loans.

Exclusions. Consistent with the agreed-upon scope of the engagement, the Compliance Review did not include testing of: (i) loan types excluded from TRID applicability; (ii) technical formatting of disclosures; (iii) certain post-consummation disclosures, including the Escrow Closing Notice and mortgage-servicing-transfer and partial-payment notices; (iv) for loans made by an FDIC-supervised institution or servicer and extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to issuance of the initial Loan Estimate; (v) whether any fee constitutes a “bona fide” fee for third-party services; and (vi) compliance with federal, state, or local laws, constitutional provisions, regulations, or ordinances not expressly enumerated above.

C. Valuation Review

Visionet reviewed AVM output data to confirm Figure’s compliance with its published valuation criteria. For each loan, a secondary AVM was obtained from a vendor independent of the originating AVM provider to determine whether value was supported within 10% of the original AVM value. Where the secondary AVM supported the original value within this tolerance, an Event Grade A was assigned. Where the secondary AVM did not support the original value, a tertiary AVM was obtained from a third, independent vendor; where the tertiary AVM supported value, an Event Grade B was assigned. Where value remained unsupported following the tertiary AVM, an Event Grade C was assigned.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

III. Data Integrity Review – Client Data Tape

For the 177 loans comprising the Sample, Visionet compared, where data was available, the loan-level data fields on the Client-provided data tape to the corresponding data captured from the loan file. The data fields subject to comparison are set forth below.

Data Field	Data Field	Data Field
1003 Application Date	First Payment Date	Originator DTI

Borrower Citizenship	Interest Only Term	Originator Front End DTI

Borrower First Name	Interest Rate	Property Type

Borrower Last Name	Lien Position	Property Zip Code

Qualified Income	Loan Amount	Property Address

Borrower Sex – Female	Loan Type	Property City

Borrower Sex – Male	Loan Program	Property State

Co-Borrower First Name	LTV	Qualifying FICO

Co-Borrower Last Name	Margin	Property Value

Co-Borrower SSN	Maturity Date	Closing/Settlement Date

Borrower SSN	Borrower Birth Date	DTI

Channel	Note Date	Property Value (Secondary)

CLTV	Number of Units	Original Term

IV. Loan Product Composition

The table below summarizes the loan products comprising the Sample delivered to the Client.

Loan Product	Loan Count	Percentage of Sample
HELOC	177	100.00%

Total	177	100.00%

The Sample consisted entirely of Home Equity Line of Credit (“HELOC”) products, representing 177 loans, or 100% of the Population.

V. Summary of Ratings

The tables below summarize the results of the Review by Event Grade, presented on an Overall Loan basis and separately for the Valuation, Compliance, and Credit review categories.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

Overall Loan Results

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	162	$24,135,162.66	91.53%
Event Grade B	9	$764,131.22	5.08%
Event Grade C	6	$1,354,760.39	3.39%
Event Grade D	0	$0.00	0.00%

Total Sample	177	$26,254,054.27	100%

Valuation Results

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	170	$24,829,579.10	96.05%
Event Grade B	1	$69,714.78	0.56%
Event Grade C	6	$1,354,760.39	3.39%
Event Grade D	0	$0.00	0.00%

Total Sample	177	$26,254,054.27	100%

Compliance Results

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	168	$25,489,923.05	94.92%
Event Grade B	9	$764,131.22	5.08%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%

Total Sample	177	$26,254,054.27	100%

Credit Results

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	177	$26,254,054.27	100.00%
Event Grade B	0	$0.00	0.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%

Total Sample	177	$26,254,054.27	100%

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

VI. Event Grade Definitions

Credit Event Grades

A	The loan meets the published guidelines without exception. Client-provided data for employment, income, assets, and occupancy is supported and justifiable.

B	The loan substantially meets the published guidelines; reasonable compensating factors were identified and documented to support any variance from the published guidelines. Client-provided data for employment, income, assets, and occupancy is supported and justifiable.

C	The loan does not substantially meet the published guidelines and sufficient compensating factors were not identified to support the variance. Employment, income, assets, and/or occupancy data are not supported or justifiable.

D	Documentation was insufficient to complete the review, or the credit file was not furnished.

Compliance Event Grades

A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed-upon loan terms and are executed by all applicable parties.

B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed-upon loan terms and are executed by all applicable parties. Client review required.

C	The loan violates one or more material laws or regulations. Required material disclosures are absent, or the legal documents do not accurately reflect the agreed-upon loan terms, or a required applicant did not execute the documents.

D	Documentation was insufficient to complete the review, or the required legal documents were not furnished.

Valuation Event Grades

A	The secondary AVM value is supported within 10% of the original AVM value obtained at origination.

B	The secondary AVM value is supported within 10% of the original AVM value obtained at origination. The valuation methodology substantially meets the published guidelines; reasonable compensating factors were identified and documented to support any variance from the published guidelines.

C	The secondary AVM value is not supported within 10% of the original AVM value obtained at origination, the valuation methodology did not meet the published guidelines, and sufficient compensating factors were not identified. The property was noted to be in below-average condition, incomplete, or in need of significant repair.

D	The AVM value was missing from the data provided, or the data provided was insufficient to complete a valuation review.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

Final Loan Grade

A	The loan meets applicable Credit, Compliance, and Valuation guidelines.

B	The loan substantially meets published Client/Seller guidelines and/or eligibility requirements with respect to the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.

C	The loan does not meet the published guidelines and/or violates one or more material laws or regulations, and/or the value or valuation methodology is not supported or does not meet published guidelines.

D	The loan is missing documentation necessary to complete a sufficient review.

VII. Observations and Exceptions Identified

The following observations are based on the Event Grade results summarized in Section V above and are presented by category of review.

Credit

All 177 loans in the Sample (100%; $26,254,054.27) received an Event Grade A under the Credit Results category, indicating that no credit-related exceptions were identified and that employment, income, asset, and occupancy data were supported and justifiable for the full Sample.

Compliance

168 loans (94.92%; $25,489,923.05) received an Event Grade A. 9 loans (5.08%;$764,131.22) received an Event Grade B, reflecting instances of material compliance in which the applicable legal documentation accurately reflected the agreed-upon loan terms and was executed by all applicable parties, subject to further Client review.

Valuation

170 loans (96.05%; $24,829,579.10) received an Event Grade A. One loan (0.56%; $69,714.78) received an Event Grade B, reflecting instances in which value was supported within the applicable tolerance following the secondary or tertiary AVM process, with compensating factors identified and documented for any variance from the published guidelines. 6 loans (3.39%; $1,354,760.39) received an Event Grade C, reflecting instances in which the secondary and tertiary AVM values did not support the original AVM value within the applicable 10% tolerance and address, the valuation methodology did not meet the published guidelines, and sufficient compensating factors were not identified and one loan were address and borrower name not matching.

Overall Loan Results

At the Overall Loan Result level – which reflects the composite of the Credit, Compliance, and Valuation Event Grades assigned to each loan, consistent with the Final Loan Grade definitions set forth in Section VI – 162 loans (91.53%; $24,135,162.66) received an Event Grade A, 9 loans (5.08%; $764,131.22) received an Event Grade B, and 6 loans (3.39%; $1,354,760.39) received an Event Grade C. No loans in any review category received an Event Grade D, indicating that sufficient documentation was made available to complete the applicable review procedures for all 177 loans in the Sample.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

VIII. Compensating Factors

Event Grade B classifications identified across the Compliance and Valuation review categories reflect instances in which Visionet identified and documented reasonable compensating factors sufficient to support a loan’s variance from the applicable published guideline, consistent with the Event Grade B definitions set forth in Section VI. No compensating factors were required within the Credit review category, as no credit-related exceptions were identified in the Sample.

IX. Conclusion

Based on the procedures performed, Visionet determined that the substantial majority of the Sample, by both loan count and principal balance, complied with the applicable credit, compliance, and valuation guidelines. Specifically, 162 out of the 177 loans in the Sample (91.53%; $24,135,162.66) received an Overall Event Grade A, reflecting full adherence to applicable guidelines without exception; 9 loans (5.08%; $764,131.22) received an Overall Event Grade B, reflecting documented compensating factors; and 6 loans (3.39%; $1,354,670.39) received an Overall Event Grade C, reflecting a material exception identified in one or more review categories for which no sufficient compensating factor was identified. No loans in the Sample received an Event Grade D.

The exceptions identified during the review were primarily concentrated within the Valuation Review category. A total of 7 loans (3.95%; $1,424,475.17) were identified with valuation-related findings, comprising 6 Grade C findings and 1 Grade B finding. Of the 6 Grade C findings (3.39%; $1,354,760.39), 6 loans did not achieve independent secondary or tertiary AVM support within the applicable 10% tolerance threshold. The 1 Grade B finding (0.56%; $69,714.78) involved a loan that did not achieve independent secondary or tertiary AVM support within the applicable 10% tolerance; however, the adjusted value remained within the acceptable 10% tolerance range.

The Credit Review category reflected no exceptions. The Compliance Review category identified exceptions on 9 loans (5.08%; $764,131.22), which collectively resulted in Event Grade B findings.

This Report, together with the accompanying Exception Report, Grading Report, and Valuations Report referenced in Section X below, is intended to provide the Client, prospective investors, and rating agencies with a transparent, audit-defensible summary of the scope, methodology, and results of Visionet’ s third-party due diligence review of the Sample.

X. Diligence Reports Summary

Visionet furnished the following reports in connection with this engagement:

1.	Narrative Report

2.	Exception Report

3.	Grading Report

4.	Valuations Report

Disclaimer: Visionet Systems, Inc. (“the Company”) is a digital technology and business process outsourcing solutions provider serving the banking, financial services, and insurance (“BFSI”) industry. Utilizing a combination of technology, subject-matter expertise, and proprietary mortgage technology products, the Company delivers due diligence, quality control, and risk management solutions to institutional BFSI clients.

Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700

Third-Party Due Diligence Review – Narrative Report

The Company performs mortgage credit and compliance due diligence, pre-funding and post-close quality control, and mortgage servicing reviews, together with valuation, risk management, and specialized staffing and advisory services. The Company’s clients include investment banks, commercial banks, mortgage companies, government agencies, and mortgage insurers. The Company’s primary focus is securitized residential mortgage loans (prime, qualified mortgage (“QM”), and non-QM, performing and re-performing), mortgage servicing rights transactions, and new-origination quality control.

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Visionet Systems | 4B Cedarbrook drive, Cranbury, New Jersey 08512 | (609) 452-0700